Exhibit 99.3
SLM CORPORATION
Segment Results and Reconciliations to GAAP
(Dollars in millions)
(Unaudited)

	Three Months Ended March 31, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$695	$—	$—	$695	$(244)	$451
FFELP Consolidation Loans	1,331	—	—	1,331	(316)	1,015
Private Education Loans	658	—	—	658	(320)	338
Other Loans	28	—	—	28	—	28
Cash and investments	162	—	2	164	(50)	114

Total interest income	2,874	—	2	2,876	(930)	1,946
Total interest expense	2,220	7	5	2,232	(700)	1,532

Net interest income (loss)	654	(7)	(3)	644	(230)	414
Less: provisions for loan losses	198	—	1	199	(49)	150

Net interest income (loss) after provisions for loan losses	456	(7)	(4)	445	(181)	264
Fee income	—	87	39	126	—	126
Collections revenue	—	65	—	65	1	66
Other income	44	—	52	96	231	327

Total other income	44	152	91	287	232	519
Operating expenses(1)	171	93	68	332	24	356

Income before income taxes and minority interest in net earnings of subsidiaries	329	52	19	400	27	427
Income tax expense(2)	122	19	7	148	162	310
Minority interest in net earnings of subsidiaries	—	1	—	1	—	1

Net income (loss)	$207	$32	$12	$251	$(135)	$116

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $9 million, $3 million and $4 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended June 30, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$719	$—	$—	$719	$(208)	$511
FFELP Consolidation Loans	1,391	—	—	1,391	(304)	1,087
Private Education Loans	692	—	—	692	(363)	329
Other Loans	27	—	—	27	—	27
Cash and investments	182	—	7	189	(47)	142

Total interest income	3,011	—	7	3,018	(922)	2,096
Total interest expense	2,371	7	5	2,383	(686)	1,697

Net interest income (loss)	640	(7)	2	635	(236)	399
Less: provisions for loan losses	247	—	—	247	(99)	148

Net interest income (loss) after provisions for loan losses	393	(7)	2	388	(137)	251
Fee income	—	80	30	110	—	110
Collections revenue	—	77	—	77	—	77
Other income	59	—	49	108	925	1,033

Total other income	59	157	79	295	925	1,220
Operating expenses(1)	182	96	104	382	17	399

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	270	54	(23)	301	771	1,072
Income tax expense (benefit)\(2)	100	20	(9)	111	(6)	105
Minority interest in net earnings of subsidiaries	—	1	—	1	—	1

Net income (loss)	$170	$33	$(14)	$189	$777	$966

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $13 million, $4 million and $6 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

-1A-

SLM CORPORATION
Segment Results and Reconciliations to GAAP
(Dollars in millions)
(Unaudited)

	Three Months Ended September 30, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$729	$—	$—	$729	$(183)	$546
FFELP Consolidation Loans	1,445	—	—	1,445	(300)	1,145
Private Education Loans	753	—	—	753	(360)	393
Other Loans	26	—	—	26	—	26
Cash and investments	251	—	6	257	(46)	211

Total interest income	3,204	—	6	3,210	(889)	2,321
Total interest expense	2,534	7	5	2,546	(667)	1,879

Net interest income (loss)	670	(7)	1	664	(222)	442
Less: provisions for loan losses	200	—	—	200	(57)	143

Net interest income (loss) after provisions for loan losses	470	(7)	1	464	(165)	299
Fee income	—	76	46	122	—	122
Collections revenue	—	53	—	53	—	53
Other income	46	—	63	109	(486)	(377)

Total other income	46	129	109	284	(486)	(202)
Operating expenses(1)	164	94	79	337	19	356

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	352	28	31	411	(670)	(259)
Income tax expense (benefit)\(2)	130	11	11	152	(67)	85
Minority interest in net earnings of subsidiaries	—	—	—	—	—	—

Net income (loss)	$222	$17	$20	$259	$(603)	$(344)

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $4 million, $2 million and $2 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended December 31, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$705	$—	$—	$705	(152)	553
FFELP Consolidation Loans	1,355	—	—	1,355	(259)	1,096
Private Education Loans	731	—	—	731	(335)	396
Other Loans	25	—	—	25	—	25
Cash and investments	273	—	6	279	(38)	241

Total interest income	3,089	—	6	3,095	(784)	2,311
Total interest expense	2,471	7	5	2,483	(506)	1,977

Net interest income (loss)	618	(7)	1	612	(278)	334
Less: provisions for loan losses	750	—	—	750	(176)	574

Net interest income (loss) after provisions for loan losses	(132)	(7)	1	(138)	(102)	(240)
Fee income	—	92	41	133	—	133
Collections revenue	—	74	—	74	2	76
Other income (loss)	44	—	55	99	(1,349)	(1,250)

Total other income (loss)	44	166	96	306	(1,347)	(1,041)
Operating expenses(1)	191	106	90	387	54	441

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	(279)	53	7	(219)	(1,503)	(1,722)
Income tax expense (benefit)(2)	(103)	19	3	(81)	(7)	(88)
Minority interest in net earnings of subsidiaries	—	1	—	1	—	1

Net income (loss)	$(176)	$33	$4	$(139)	(1,496)	(1,635)

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $6 million, $2 million and $3 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

-1B-

SLM CORPORATION
Segment Results and Reconciliations to GAAP
(Dollars in millions)
(Unaudited)

	Year Ended December 31, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$2,848	$—	$—	$2,848	$(787)	$2,061
FFELP Consolidation Loans	5,522	—	—	5,522	(1,179)	4,343
Private Education Loans	2,835	—	—	2,835	(1,379)	1,456
Other Loans	106	—	—	106	—	106
Cash and investments	868	—	21	889	(181)	708

Total interest income	12,179	—	21	12,200	(3,526)	8,674
Total interest expense	9,597	27	21	9,645	(2,559)	7,086

Net interest income (loss)	2,582	(27)	—	2,555	(967)	1,588
Less: provisions for loan losses	1,394	—	1	1,395	(380)	1,015

Net interest income (loss) after provisions for loan losses	1,188	(27)	(1)	1,160	(587)	573
Fee income	—	336	156	492	—	492
Collections revenue	—	269	—	269	3	272
Other income	194	—	218	412	(679)	(267)

Total other income	194	605	374	1,173	(676)	497
Operating expenses(1)	709	390	341	1,440	112	1,552

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	673	188	32	893	(1,375)	(482)
Income tax expense(2)	249	70	12	331	81	412
Minority interest in net earnings of subsidiaries	—	2	—	2	—	2

Net income (loss)	$424	$116	$20	$560	$(1,456)	$(896)

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $31 million, $11 million and $15 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

-1C-

SLM CORPORATION
Segment Results and Reconciliations to GAAP
(Dollars in millions)
(Unaudited)

	Three Months Ended March 31, 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$650	$—	$—	$650	$(351)	$299
FFELP Consolidation Loans	1,028	—	—	1,028	(207)	821
Private Education Loans	429	—	—	429	(188)	241
Other Loans	23	—	—	23	—	23
Cash and investments	131	—	1	132	(36)	96

Total interest income	2,261	—	1	2,262	(782)	1,480
Total interest expense	1,660	5	1	1,666	(573)	1,093

Net interest income (loss)	601	(5)	—	596	(209)	387
Less: provisions for loan losses	75	—	—	75	(15)	60

Net interest income (loss) after provisions for loan losses	526	(5)	—	521	(194)	327
Fee income	—	92	27	119	—	119
Collections revenue	—	56	—	56	—	56
Other income	40	—	30	70	41	111

Total other income	40	148	57	245	41	286
Operating expenses(1)	161	89	59	309	14	323

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	405	54	(2)	457	(167)	290
Income tax expense (benefit)(2)	150	20	(1)	169	(32)	137
Minority interest in net earnings of subsidiaries	—	1	—	1	—	1

Net income (loss)	$255	$33	$(1)	$287	$(135)	$152

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $10 million, $3 million and $5 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended June 30, 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$719	$—	$—	$719	$(382)	$337
FFELP Consolidation Loans	1,114	—	—	1,114	(273)	841
Private Education Loans	485	—	—	485	(251)	234
Other Loans	24	—	—	24	—	24
Cash and investments	170	—	1	171	(46)	125

Total interest income	2,512	—	1	2,513	(952)	1,561
Total interest expense	1,904	5	1	1,910	(706)	1,204

Net interest income (loss)	608	(5)	—	603	(246)	357
Less: provisions for loan losses	60	—	—	60	8	68

Net interest income (loss) after provisions for loan losses	548	(5)	—	543	(254)	289
Fee income	—	90	33	123	—	123
Collections revenue	—	67	—	67	—	67
Other income	51	—	24	75	869	944

Total other income	51	157	57	265	869	1,134
Operating expenses(1)	163	85	50	298	18	316

Income before income taxes and minority interest in net earnings of subsidiaries	436	67	7	510	597	1,107
Income tax expense(2)	161	26	2	189	193	382
Minority interest in net earnings of subsidiaries	—	1	—	1	—	1

Net income	$275	$40	$5	$320	$404	$724

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $8 million, $2 million and $4 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

-1D-

SLM CORPORATION
Segment Results and Reconciliations to GAAP
(Dollars in millions)
(Unaudited)

	Three Months Ended September 30, 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$702	$—	$—	$702	$(337)	$365
FFELP Consolidation Loans	1,242	—	—	1,242	(326)	916
Private Education Loans	558	—	—	558	(303)	255
Other Loans	24	—	—	24	—	24
Cash and investments	207	—	3	210	(69)	141

Total interest income	2,733	—	3	2,736	(1,035)	1,701
Total interest expense	2,124	6	4	2,134	(771)	1,363

Net interest income (loss)	609	(6)	(1)	602	(264)	338
Less: provisions for loan losses	80	—	—	80	(13)	67

Net interest income (loss) after provisions for loan losses	529	(6)	(1)	522	(251)	271
Fee income	—	122	39	161	—	161
Collections revenue	—	58	—	58	—	58
Other income	46	—	41	87	245	332

Total other income	46	180	80	306	245	551
Operating expenses(1)	156	91	70	317	37	354

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	419	83	9	511	(43)	468
Income tax expense(2)	155	31	3	189	15	204
Minority interest in net earnings of subsidiaries	—	1	—	1	—	1

Net income	$264	$51	$6	$321	$(58)	$263

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $8 million, $4 million and $4 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended December 31, 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$701	$—	$—	$701	$(292)	$409
FFELP Consolidation Loans	1,306	—	—	1,306	(339)	967
Private Education Loans	620	—	—	620	(329)	291
Other Loans	27	—	—	27	—	27
Cash and investments	197	—	2	199	(58)	141

Total interest income	2,851	—	2	2,853	(1,018)	1,835
Total interest expense	2,190	6	6	2,202	(739)	1,463

Net interest income (loss)	661	(6)	(4)	651	(279)	372
Less: provisions for loan losses	88	—	—	88	4	92

Net interest income (loss) after provisions for loan losses	573	(6)	(4)	563	(283)	280
Fee income	—	93	33	126	—	126
Collections revenue	—	58	—	58	—	58
Other income	40	—	59	99	(80)	19

Total other income	40	151	92	283	(80)	203
Operating expenses(1)	164	93	71	328	25	353

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	449	52	17	518	(388)	130
Income tax expense (benefit)(2)	166	20	6	192	(80)	112
Minority interest in net earnings of subsidiaries	—	—	—	—	—	—

Net income	$283	$32	$11	$326	$(308)	$18

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $8 million, $3 million and $4 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

-1E-

SLM CORPORATION
Segment Results and Reconciliations to GAAP
(Dollars in millions)
(Unaudited)

	Year to Date 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
Interest Income:
FFELP Stafford and Other Student Loans	$2,771	$—	$—	$2,771	$(1,362)	$1,409
FFELP Consolidation Loans	4,690	—	—	4,690	(1,144)	3,546
Private Education Loans	2,092	—	—	2,092	(1,071)	1,021
Other Loans	98	—	—	98	—	98
Cash and investments	705	—	7	712	(209)	503

Total interest income	10,356	—	7	10,363	(3,786)	6,577
Total interest expense	7,877	23	12	7,912	(2,789)	5,123

Net interest income (loss)	2,479	(23)	(5)	2,451	(997)	1,454
Less: provisions for loan losses	303	—	—	303	(16)	287

Net interest income (loss) after provisions for loan losses	2,176	(23)	(5)	2,148	(981)	1,167
Fee income	—	397	132	529	—	529
Collections revenue	—	239	—	239	1	240
Other income	177	—	155	332	1,073	1,405

Total other income	177	636	287	1,100	1,074	2,174
Operating expenses(1)	645	358	250	1,253	93	1,346

Income before income taxes and minority interest in net earnings of subsidiaries	1,708	255	32	1,995	—	1,995
Income tax expense(2)	632	94	12	738	96	834
Minority interest in net earnings of subsidiaries	—	4	—	4	—	4

Net income	$1,076	$157	$20	$1,253	$(96)	$1,157

(1) -	Operating expenses for the Lending, APG, and Corporate and Other Business segments include $34 million, $12 million and $17 million, respectively, of stock-based compensation expense.

(2) -	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

-1F-

SLM CORPORATION
Reconciliations of “Core Earnings” Net Income (Loss) to GAAP Net Income (Loss):
(Dollars in millions, except per share amounts)
(Unaudited)

	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007	2007	To-Date
“Core Earnings” net income (loss)(a)	$251	$189	$259	$(139)	$560
“Core Earnings” adjustments:
Net impact of securitization accounting	422	(15)	(157)	(2)	247
Net impact of derivative accounting	(332)	842	(454)	(1,397)	(1,341)
Net impact of Floor Income	(39)	(39)	(40)	(50)	(169)
Net impact of acquired intangibles	(24)	(17)	(19)	(54)	(112)

Total “Core Earnings” adjustments before income taxes	27	771	(670)	(1,503)	(1,375)
Net tax effect(b)	(162)	6	67	7	(81)

Total “Core Earnings” adjustments	(135)	777	(603)	(1,496)	(1,456)

GAAP net income (loss)	$116	$966	$(344)	$(1,635)	$(896)

GAAP diluted earnings (loss) per common share	$0.26	$1.03	$(0.85)	$(3.98)	$(2.26)

(a) “Core Earnings” diluted earnings (loss) per common share	$0.57	$0.43	$0.59	$(0.36)	$1.23

(b)	Such tax effect is based upon the Company’s “Core Earnings” effective tax rate for the respective period. The net tax effect results primarily from the exclusion of the permanent income tax impact of the equity forward contracts.

	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2006	2006	2006	2006	To-Date
“Core Earnings” net income(a)	$287	$320	$321	$326	$1,253
“Core Earnings” adjustments:
Net impact of securitization accounting	(62)	502	160	(68)	532
Net impact of derivative accounting	(39)	165	(113)	(243)	(229)
Net impact of Floor Income	(52)	(52)	(53)	(52)	(209)
Net impact of acquired intangibles	(14)	(18)	(37)	(25)	(94)

Total “Core Earnings” adjustments before income taxes	(167)	597	(43)	(388)	—
Net tax effect(b)	32	(193)	(15)	80	(96)

Total “Core Earnings” adjustments	(135)	404	(58)	(308)	(96)

GAAP net income	$152	$724	$263	$18	$1,157

GAAP diluted earnings per common share	$0.34	$1.52	$0.60	$0.02	$2.63

(a) “Core Earnings” diluted earnings per common share	$0.65	$0.72	$0.73	$0.74	$2.83

(b)	Such tax effect is based upon the Company’s “Core Earnings” effective tax rate for the respective period. The net tax effect results primarily from the exclusion of the permanent income tax impact of the equity forward contracts.

SLM CORPORATION
Condensed Statements of Income
(Dollars in millions, except per share amounts)
(Unaudited)

	Quarters Ended						Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,		Dec. 31,	Year	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007		2007	To-Date	2006	2006	2006	2006	To-Date
Net interest income	$414	$399		$442	$334	$1,588	$387	$357	$338	$372	$1,454
Less: provision for loan losses	150	148		143	574	1,015	60	68	67	92	287

Net interest income (loss) after provision for loan losses	264	251		299	(240)	573	327	289	271	280	1,167
Gains on student loan securitizations	367	—		—	—	367	30	671	201	—	902
Servicing and securitization revenue	252	133		29	23	437	99	83	187	185	553
Guarantor servicing fees	39	30		46	41	156	27	33	39	33	132
Debt management fees	87	80		76	92	336	92	90	122	93	397
Collections revenue	66	77		53	76	272	56	67	58	58	240
Other income (loss)	(292)	900		(406)	(1,273)	(1,071)	(18)	190	(56)	(166)	(50)
Operating expenses	356	399		356	441	1,552	323	316	354	353	1,346
Income tax expense (benefit)	310	105		85	(88)	412	137	382	204	112	834
Minority interest in net earnings of subsidiaries	1	1		—	1	2	1	1	1	—	4

Net income (loss)	116	966		(344)	(1,635)	(896)	152	724	263	18	1,157
Preferred dividends	9	9		9	10	37	9	9	9	9	36

Net income (loss) attributable to common stock	$107	$957		$(353)	$(1,645)	$(933)	$143	$715	$254	$9	$1,121

Basic earnings (loss) per common share	$.26	$2 .32	$	( .85)	$(3 .98)	$(2 .26)	$.35	$1 .74	$.62	$.02	$2 .73

Diluted earnings (loss) per common share	$.26	$1 .03	$	( .85)	$(3 .98)	$(2 .26)	$.34	$1 .52	$.60	$.02	$2 .63

Dividends per common share	$.25	$—		$—	$—	$.25	$.22	$.25	$.25	$.25	$.97

SLM CORPORATION
“Core Earnings” Basis Student Loan Spread
(Unaudited)

	Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007	2007	To-Date
“Core Earnings” basis student loan yield	8.33%	8.30%	8.31%	7.73%	8.16%
Consolidation Loan Rebate Fees	(0.56)	(0.55)	(0.54)	(0.53)	(0.55)
Borrower Benefits	(0.11)	(0.12)	(0.10)	(0.11)	(0.11)
Premium and discount amortization	(0.16)	(0.17)	(0.15)	(0.16)	(0.16)

“Core Earnings” basis student loan net yield	7.50	7.46	7.52	6.93	7.34
“Core Earnings” basis student loan cost of funds	(5.68)	(5.67)	(5.71)	(5.26)	(5.57)

“Core Earnings” basis student loan spread, before Interim ABCP Facility Fees(1)(2)	1.82	1.79	1.81	1.67	1.77
Interim ABCP Facility Fees(2)	—	(0.04)	(0.04)	(0.03)	(0.03)

“Core Earnings” basis student loan spread(1)	1.82%	1.75%	1.77%	1.64%	1.74%

Average Balances (in millions of dollars)

On-balance sheet student loans(1)	$96,866	$101,871	$106,825	$113,194	$104,740
Off-balance sheet student loans	44,663	43,432	41,526	40,084	42,411

Managed student loans(1)	$141,529	$145,303	$148,351	$153,278	$147,151

(1)	Excludes the impact of Wholesale Consolidation Loan portfolio on the student loan spread and average balances for the quarters ended March 31, June 30, September 30, and December 31, 2007 and for year-to-date 2007.

(2)	The impact of the Interim ABCP Facility Fees is excluded from the student loan spread for the quarters ended June 30, September 30, and December 31, 2007 and for year-to-date 2007.

	Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2006	2006	2006	2006	To-Date
“Core Earnings” basis student loan yield	7.60%	8.04%	8.33%	8.35%	8.09%
Consolidation Loan Rebate Fees	(0.55)	(0.54)	(0.56)	(0.56)	(0.55)
Borrower Benefits	(0.07)	(0.07)	(0.11)	(0.10)	(0.09)
Premium and discount amortization	(0.14)	(0.19)	(0.16)	(0.15)	(0.16)

“Core Earnings” basis student loan net yield	6.84	7.24	7.50	7.54	7.29
“Core Earnings” basis student loan cost of funds	(4.97)	(5.38)	(5.70)	(5.68)	(5.45)

“Core Earnings” basis student loan spread(1)	1.87%	1.86%	1.80%	1.86%	1.84%

Average Balances (in millions of dollars)

On-balance sheet student loans(1)	$82,850	$80,724	$83,909	$89,143	$84,173
Off-balance sheet student loans	42,069	47,716	48,226	47,252	46,336

Managed student loans	$124,919	$128,440	$132,135	$136,395	$130,509

(1)	Excludes the impact of Wholesale Consolidation Loan portfolio on the student loan spread and average balances for the quarters ended December 31, and September 30, 2006 and for the year ended December 31, 2006.

SLM CORPORATION
Student Loan Spread Analysis – GAAP
(Unaudited)

	Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
On-Balance Sheet	2007	2007	2007	2007	To-Date
Student loan yield, before Floor Income	8.17%	8.08%	8.13%	7.53%	7.97%
Gross Floor Income	0.02	0.02	0.04	0.08	0.04
Consolidation Loan Rebate Fees	(0.63)	(0.61)	(0.60)	(0.58)	(0.60)
Borrower benefits	(0.13)	(0.13)	(0.11)	(0.11)	(0.12)
Premium and discount amortization	(0.15)	(0.17)	(0.15)	(0.16)	(0.16)

Student loan net yield	7.28	7.19	7.31	6.76	7.13
Student loan cost of funds	(5.57)	(5.58)	(5.62)	(5.46)	(5.56)

Student loan spread, before Interim ABCP Facility Fees(1)(2)	1.71	1.61	1.69	1.30	1.57
Interim ABCP Facility Fees(2)	—	(0.05)	(0.06)	(0.04)	(0.04)

Student loan spread, GAAP(1)	1.71%	1.56%	1.63%	1.26%	1.53%

Average Balances (in millions of dollars)

On-balance sheet student loans(1)	$96,866	$101,871	$106,825	$113,194	$104,740

(1)	Excludes the impact of Wholesale Consolidation Loan portfolio on the student loan spread and average balances for the quarters ended March 31, June 30, September 30, and December 31, 2007 and the year-to-date 2007.

(2)	The impact of the Interim ABCP Facility Fees is excluded from the student loan spread for the quarters ended June 30, September 30, and December 31, 2007 and the year-to-date 2007.

	Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
On-Balance Sheet	2006	2006	2006	2006	To-Date
Student loan yield, before Floor Income	7.51%	7.92%	8.17%	8.15%	7.94%
Gross Floor Income	0.07	0.04	0.02	0.02	0.04
Consolidation Loan Rebate Fees	(0.68)	(0.67)	(0.67)	(0.65)	(0.67)
Borrower benefits	(0.11)	(0.11)	(0.13)	(0.12)	(0.12)
Premium and discount amortization	(0.12)	(0.16)	(0.15)	(0.14)	(0.14)

Student loan net yield	6.67	7.02	7.24	7.26	7.05
Student loan cost of funds	(4.84)	(5.27)	(5.64)	(5.65)	(5.36)

Student loan spread, GAAP(1)	1.83%	1.75%	1.60%	1.61%	1.69%

Average Balances (in millions of dollars)

On-balance sheet student loans(1)	$82,850	$80,724	$83,909	$89,143	$84,173

(1)	Excludes the impact of Wholesale Consolidation Loan portfolio on the student loan spread and average balances for the quarters ended December 31, 2006, September 30, 2006 and for the year ended December 31, 2006.

SLM CORPORATION
Servicing & Securitization Revenue
(Dollars in thousands)
(Unaudited)

	Quarters Ended					Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007	2007	To-Date	2006	2006	2006	2006	To-Date
Servicing revenue	$77,042	$74,181	$69,599	$64,848	$285,670	$79,451	$88,229	$86,538	$82,236	$336,454
Securitization revenue	174,896	58,806	(40,716)	(41,559)	151,427	19,480	(5,386)	100,544	102,449	217,087

Total servicing & securitization revenue	$251,938	$132,987	$28,883	$23,289	$437,097	$98,931	$82,843	$187,082	$184,685	$553,541

Average Balance Managed Student Loans
(Dollars in millions)

	Quarters Ended					Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007	2007	To-Date	2006	2006	2006	2006	To-Date
Average on-balance sheet student loans	$101,499	$108,865	$114,571	$121,685	$111,719	$82,850	$80,724	$84,241	$91,522	$84,856
Average off-balance sheet student loans	44,663	43,432	41,526	40,084	42,411	42,069	47,716	48,226	47,252	46,336

Average Managed student loans	$146,162	$152,297	$156,097	$161,769	$154,130	$124,919	$128,440	$132,467	$138,774	$131,192

	Quarters Ended					Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007	2007	To-Date	2005	2005	2005	2005	To-Date
Servicing and securitization revenue as a percentage of average off-balance sheet student loans (annualized)	2.29	1.23%	0.28%	0.23%	1.03%	0.95%	0.70%	1.54%	1.55%	1.19%

SLM CORPORATION
Student Loan Acquisitions
(Dollars in millions)
(Unaudited)

	Quarters Ended				Year-to-date
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2007	2007	2007	2007	FFELP	Private	Total
Preferred Channel	$6,975	$5,680	$7,841	$4,969	$17,577	$7,888	$25,465
Wholesale Consolidations	3,076	911	950	2,111	7,048	—	7,048
Other commitment clients	52	146	82	25	248	57	305
Spot purchases	746	259	30	85	1,120	—	1,120
Consolidations from third parties	702	485	821	433	2,206	235	2,441
Acquisitions from off-balance sheet securitized trusts, primarily consolidations	1,346	1,700	936	344	3,744	582	4,326
Capitalized interest, premiums and discounts	690	617	612	804	2,279	444	2,723

Total on-balance sheet student loan acquisitions	13,587	9,798	11,272	8,771	34,222	9,206	43,428
Consolidations to SLM Corporation from off-balance sheet securitized trusts	(1,346)	(1,700)	(936)	(344)	(3,744)	(582)	(4,326)
Capitalized interest, premiums and discounts -off-balance sheet securitized trusts	278	301	233	430	539	703	1,242

Total Managed student loan acquisitions	$12,519	$8,399	$10,569	$8,857	$31,017	$9,327	$40,344

	Quarters Ended				Year-to-date
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2006	2006	2006	2006	FFELP	Private	Total
Preferred Channel	$6,896	$5,896	$6,754	$4,463	$16,398	$7,611	$24,009
Other commitment clients	116	89	256	57	457	61	518
Spot purchases	59	404	1,927	3,320	5,710	—	5,710
Consolidations from third parties	897	853	1,682	756	4,092	96	4,188
Acquisitions from off-balance sheet securitized trusts, primarily consolidations	1,329	2,123	2,451	1,493	7,141	255	7,396
Capitalized interest, premiums and discounts	369	405	470	618	1,716	146	1,862

Total on-balance sheet student loan acquisitions	9,666	9,770	13,540	10,707	35,514	8,169	43,683
Consolidations to SLM Corporation from off-balance sheet securitized trusts	(1,329)	(2,123)	(2,451)	(1,493)	(7,141)	(255)	(7,396)
Capitalized interest, premiums and discounts -off-balance sheet securitized trusts	214	287	230	399	658	472	1,130

Total Managed student loan acquisitions	$8,551	$7,934	$11,319	$9,613	$29,031	$8,386	$37,417

SLM CORPORATION
Managed Student Loan Activity
(Dollars in millions)
(Unaudited)

	Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2007	2007	2007	2007	To-Date
Beginning balance	$142,092	$149,961	$153,203	$159,759	$142,092
Net consolidations:
Incremental consolidations from third parties	702	485	821	433	2,441
Consolidations to third parties	(1,312)	(1,213)	(1,197)	(709)	(4,431)

Total net consolidations	(610)	(728)	(376)	(276)	(1,990)

Acquisitions	11,817	7,914	9,748	8,424	37,903

Net acquisitions	11,207	7,186	9,372	8,148	35,913

Repayments/claims/resales/other	(3,338)	(3,944)	(2,816)	(4,331)	(14,429)

Ending balance	$149,961	$153,203	$159,759	$163,576	$163,576

Total Managed Acquisitions (1)	$12,519	$8,399	$10,569	$8,857	$40,344

	Quarters Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Year
	2006	2006	2006	2006	To-Date
Beginning balance	$122,529	$126,870	$130,144	$136,935	$122,529
Net consolidations:
Incremental consolidations from third parties	897	853	1,682	756	4,188
Consolidations to third parties	(1,494)	(1,944)	(1,956)	(1,861)	(7,255)

Total net consolidations	(597)	(1,091)	(274)	(1,105)	(3,067)
Acquisitions	7,654	7,081	9,637	8,857	33,229

Net acquisitions	7,057	5,990	9,363	7,752	30,162
Repayments/claims/resales/other	(2,716)	(2,716)	(2,572)	(2,595)	(10,599)

Ending balance	$126,870	$130,144	$136,935	$142,092	$142,092

Total Managed Acquisitions (1)	$8,551	$7,934	$11,319	$9,613	$37,417

(1)	Includes incremental consolidations from third parties and acquisitions.

SLM CORPORATION
Average Balance Sheets
(Dollars in millions)
(Unaudited)

	Quarters Ended
	Mar. 31, 2007		Jun. 30, 2007		Sep. 30, 2007		Dec. 31, 2007		Year-to-Date
	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate
Average Assets
FFELP Stafford and Other Student Loans	$26,885	6.80%	$30,794	6.66%	$32,576	6.64%	$34,819	6.30%	$31,294	6.59%
FFELP Consolidation Loans	63,260	6.51	67,154	6.49	69,289	6.56	71,859	6.05	67,918	6.39
Private Education Loans	11,354	12.09	10,917	12.10	12,706	12.26	15,007	10.47	12,507	11.65
Other loans	1,365	8.31	1,259	8.43	1,192	8.65	1,171	8.62	1,246	8.49
Cash and investments	7,958	5.81	9,930	5.72	14,625	5.73	18,196	5.25	12,710	5.57

Total interest earning assets	110,822	7.12%	120,054	7.00%	130,388	7.06%	141,052	6.50%	125,675	6.90%

Non-interest earning assets	9,095		9,804		9,928		10,020		9,715

Total assets	$119,917		$129,858		$140,316		$151,072		$135,390

Average Liabilities and Stockholders’ Equity
Short-term borrowings	$3,220	5.89%	$5,215	6.75%	$21,052	6.06%	$35,645	5.40%	$16,385	5.74%
Long-term borrowings	107,950	5.58	115,388	5.59	109,887	5.63	106,727	5.54	109,984	5.59

Total interest bearing liabilities	111,170	5.59%	120,603	5.64%	130,939	5.70%	142,372	5.51%	126,369	5.61%

Non-interest bearing liabilities	4,483		4,105		4,315		4,186		4,272
Stockholders’ equity	4,264		5,150		5,062		4,514		4,749

Total liabilities and stockholders’ equity	$119,917		$129,858		$140,316		$151,072		$135,390

Net interest margin		1.51%		1.33%		1.34%		0.94%		1.26%

-9A-

SLM CORPORATION
Average Balance Sheets
(Dollars in millions)
(Unaudited)

	Quarters Ended
	Mar. 31, 2006		Jun. 30, 2006		Sep. 30, 2006		Dec. 31, 2006		Year-to-Date
	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate
Average Assets
FFELP Stafford and Other Student Loans	$19,522	6.20%	$20,562	6.58%	$21,194	6.83%	$23,287	6.96%	$21,152	6.66%
FFELP Consolidation Loans	54,312	6.13	52,201	6.47	54,968	6.61	58,946	6.51	55,119	6.43
Private Education Loans	9,016	10.86	7,961	11.77	8,079	12.51	9,289	12.45	8,585	11.90
Other loans	1,172	8.14	1,090	8.72	1,133	8.59	1,225	8.62	1,155	8.53
Cash and investments	7,042	5.52	8,867	5.67	9,915	5.65	9,433	6.02	8,824	5.74

Total interest earning assets	91,064	6.59%	90,681	6.91%	95,289	7.08%	102,180	7.13%	94,835	6.94%

Non-interest earning assets	7,963		8,648		8,707		8,870		8,550

Total assets	$99,027		$99,329		$103,996		$111,050		$103,385

Average Liabilities and Stockholders’ Equity
Short-term borrowings	$4,174	4.78%	$4,393	5.07%	$3,994	5.70%	$3,057	5.96%	$3,902	5.33%
Long-term borrowings	87,327	4.85	87,364	5.27	91,668	5.65	99,349	5.66	91,461	5.37

Total interest bearing liabilities	91,501	4.84%	91,757	5.26%	95,662	5.65%	102,406	5.67%	95,363	5.37%

Non-interest bearing liabilities	3,703		3,501		4,110		4,329		3,912
Stockholders’ equity	3,823		4,071		4,224		4,315		4,110

Total liabilities and stockholders’ equity	$99,027		$99,329		$103,996		$111,050		$103,385

Net interest margin		1.73%		1.58%		1.41%		1.45%		1.54%

-9B-